UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2023

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 AGIOU GEORGIOU, PILEA, THESSALONIKI, GREECE	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 536-3102

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $0.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 DEPARTURE OF CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Nasdaq adopted a new listing standard related to recovery of erroneously awarded compensation (Nasdaq Listing Rule 5608, the “Executive Compensation Clawback Rule”), which became effective on October 2, 2023, and pursuant to the Executive Compensation Clawback Rule, all Nasdaq listed companies have until December 1, 2023, to adopt a clawback policy.

On November 21, 2023, the Board of Directors (the “Board”) of Cosmos Health Inc. (the “Company”) adopted a Clawback Policy (the “Clawback Policy”), a copy of which is filed as Exhibit 10.1 to this Form 8-K.  The Clawback Policy provides for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the Federal securities laws.  The Clawback Policy is designed to comply with Section 10D of the Securities Exchange Act of 1934, and Nasdaq Listing Rule 5608.

The Clawback Policy will be administered by the Board.  It applies to the Company’s current and former executive officers and such other senior executives and employees who may be deemed subject to the policy by the Board.  The amount to be recovered will be the excess of the Incentive Compensation (as defined) paid to the executive based on the erroneous data over the Incentive Compensation that would have been paid had it been based on the restated results.

The foregoing description of the Clawback Policy with Form of Acknowledgement is a summary only and is qualified in its entirety by reference to the full text of the Clawback Policy, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number

10.1	Cosmos Health Inc. – Clawback Policy

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: November 28, 2023	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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